SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 26, 2007

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	13-1890974
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Paragraph

Commonwealth Biotechnologies, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K (originally filed on February 15, 2007) to report audited financial statements of the Registrant and businesses acquired, and pro-forma financial statements of the Registrant as required by Item 310 of Regulation S-B.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of Registrant and businesses acquired

The following financial information is filed as Exhibits to this Current Report on Form 8-K:

•	Exhibit 99.1 – Audited consolidated financial statements of the Registrant (“CBI” or the “Company”) for the six-month period ended June 30, 2007 and the years ended December 31, 2006 and 2005.

•	Exhibit 99.2 – Audited financial statements of Excelgen Limited (formerly known as Tripos Discovery Research Ltd. (“Excelgen” or “TDR”)) for the years ended December 31, 2006 and 2005.

•	Exhibit 99.3 – Audited consolidated financial statements of Mimotopes Pty Ltd. (“Mimotopes”) for the seven-month period ended January 31, 2007 and the year ended June 30, 2006.

•	Exhibit 99.4 – Consent of RSM Bird Cameron Partners

•	Exhibit 99.5 – Consent of BDO Stoy Haywood LLP

•	Exhibit 99.6 – Consent of BDO Kendalls Audit & Assurance (NSW-VIC) Pty Ltd.

•	Exhibit 99.7 – Consent of BDO Seidman, LLP

(b) Pro-forma financial statements

The following financial information is filed as an Exhibit to this Current Report on Form 8-K:

•

Exhibit 99.8 – Pro-forma (unaudited) financial statements of the Registrant for the nine-month period ending September 30, 2007 and the year ended December 31, 2006 showing results of operations as if the acquisitions of Excelgen and Mimotopes had occurred at the beginning of such periods.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ James H. Brennan
James H. Brennan
Vice President of Financial Operations

Dated: December 26, 2007

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EXHIBIT INDEX

99.1	Audited consolidated financial statements of the Registrant for the six-month period ended June 30, 2007 and the years ended December 31, 2006 and 2005.

99.2	Audited financial statements of Excelgen Limited for the years ended December 31, 2006 and 2005.

99.3	Audited consolidated financial statements of Mimotopes Pty Ltd. (“Mimotopes”) for the seven-month period ended January 31, 2007 and the year ended June 30, 2006.

99.4	Consent of RSM Bird Cameron Partners

99.5	Consent of BDO Stoy Haywood LLP

99.6	Consent of BDO Kendalls Audit & Assurance (NSW-VIC) Pty Ltd.

99.7	Consent of BDO Seidman, LLP

99.8	Pro-forma (unaudited) financial statements of the Registrant for the nine-month period ending September 30, 2007 and the year ended December 31, 2006 showing results of operations as if the acquisitions of Excelgen and Mimotopes had occurred at the beginning of such periods.

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